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SATISFACTION: The debt evidenced by
this Note has been satisfied in full this                                      PROMISSORY NOTE
________ day of _________, 19 ___                                                                   Charlotte                 , N.C.
Signed: _________________________
$                 25,000,00                                                                         March 20, 1997

  FOR VALUE RECEIVED the undersigned, jointly and severally, promise to pay to                        Vernon B. Brannon
                                                                               -----------------------------------------------------

-------------------------------------------------------------------------- or order, the principal sum of  Twenty-five Thousand
                                                                                                           -------------------------
                                                      DOLLARS ($     25,000        ), with interest from      March 20, 1997    , at
-----------------------------------------------------         ---------------------                       ---------------------
the rate of fifteen per cent ( 15 %) per annum on the unpaid balance until paid or until default, both principal and interest
            -------           ----
payable in lawful money of the United States of America, at the office of HLM, 121 West Trade Street, Suite 2950, Charlotte, NC
28202 or at such place as the legal holder hereof may designate in writing. It is understood and agreed that additional amounts may be advanced by the holder hereof as provided in the instruments, if any, securing this Note and such advances will be added to the principal of this Note and will accrue interest at the above specified rate of interest from the date of advance until paid. The principal and interest shall be due and payable as follows:

          On demand


If not sooner paid, the entire remaining indebtedness shall be due and payable on          December 31, 1997             .
                                                                                  ---------------------------------------

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If payable in installments, each such installment shall, unless otherwise provided, be applied first to payment of interest then accrued and due on the unpaid principal balance, with the remainder applied to the unpaid principal.

Unless otherwise provided, this Note may be prepaid in full or in part at any time without penalty or premium. Partial prepayments shall be applied to installments due in reverse order of this maturity.

In the event of (a) default in payment of any installment of principal or interest hereof as the same becomes due and such default is not cured within ten
(10) days from the due date, or (b) default under the terms of any instrument securing this Note, and such default is not cured within fifteen (15) days after written notice to maker, then in either such event the holder may without further notice, declare the remainder of the principal sum, together with all interest accrued thereon and, the prepayment premium, if any, at once due and payable. Failure to exercise this option shall not constitute a wavier of the right to exercise the same at any other time. The unpaid principal of this Note, and any part thereof, accrued interest and all other sums due under this Note and the Deed of Trust, if any, shall bear interest at the rate of Fifteen per cent ( 15 %) per annum after default until paid.

All parties to this Note, including maker and any sureties, endorsers, or guarantors hereby waive protest, presentment, notice of dishonor, and notice of acceleration of maturity and agree to continue to remain bound for the payment of principal, interest and all other sums due under this Note and the Deed of Trust notwithstanding any change or changes by way of release, surrender, exchange, modification or substitution of any security for this Note or by way of any extension or extensions of time for the payment of principal and interest; and all such parties waive all and every kind of notice of such change or changes and agree that the same may be made without notice or consent of any of them.

Upon default the holder of this Note may employ an attorney to enforce the holder's rights and remedies and the maker, principal, surety, guarantor and endorsers of this Note hereby agree to pay to the holder reasonable attorneys fees not exceeding a sum equal to fifteen percent (15%) of the outstanding balance owing on said Note, plus all other reasonable expenses incurred by the holder in exercising any of the holder's rights and remedies upon default. The rights and remedies of the holder as provided in this Note and any instrument securing this Note shall be cumulative and may be pursued singly, successively, or together against the property described in the Deed of Trust or any other funds, property or security held by the holder for payment or security, in the sole discretion of the holder. The failure to exercise any such right or remedy shall not be a waiver or release of such rights or remedies or the right to exercise any of them at another time.


     This note is to be governed and construed in accordance with the laws of the State of North Carolina.
     This Note is given                        , and is secured by a
                         ---------------------                       -----------
                                  Unsecured
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which is a                              lien upon the property therein
           ----------------------------
described.


  IN TESTIMONY WHEREOF, each corporate maker has caused this Instrument to be
executed in its corporate name by its        , President, attested by its
                                      -------
                    Secretary, and its corporate seal to be hereto affixed, all
-------------------
by order of its Board of Directors first duly given, the day and year first above written,

                                 Hansen Lind Meyer Inc.
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                                (Corporate Name)

By:    /s/ Joseph Harris
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----------------------------------------------------- , President
ATTEST:

-----------------------------------------------------   Secretary
(Corporate Seal)

--------------------------------------------------------------------------------
                                (Corporate Name)


By:
     ---------------------------------------------------------------------------

------------------------------------------------------, President
ATTEST:

-----------------------------Secretary (Corporate Seal)




  IN TESTIMONY WHEREOF, each individual maker has hereunto set his hand and adopted as his seal the word "SEAL" appearing beside his name, the day and year first above written.


                                               (SEAL)
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                                               (SEAL)
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                                               (SEAL)
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                                               (SEAL)
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                                               (SEAL)
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                                               (SEAL)
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                                               (SEAL)
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                                                 June 1, 1998

HLM Design, Inc.
121 West Trade Street, Suite 2950
Charlotte, North Carolina 28202

Ladies and Gentlemen:

     This is to acknowledge that the due date of the March 20, 1997 note payable by HLM Design, Inc. to the undersigned is hereby extended to July 31, 1998.

                                                         Very truly yours,

                                                         /s/ Vernon B. Brannon
                                                         _______________________
                                                             Vernon B. Brannon